MERGER & ACQUISITION AGREEMENT


     MERGER AND ACQUISITION AGREEMENT, dated as of March 20th, 2000, by and among Power Exploration, a Nevada corporation (the "Company"), and J. Paul
Pepin,  Art  Pepin,  Jill  Pepin,  Pam  Bass  and Tom  Pepin  (collectively  the
"Seller").

                                   WITNESSETH:

     WHEREAS, Seller owns 50,000 shares of common stock, $ 1.00 par value per share, of Pepin Oil Company, Inc., an Oklahoma corporation ("Pepin"), which shares constitute 100% of the issued and outstanding shares of capital stock of Pepin (the "Pepin Shares"); and

     WHEREAS, the Company desires to acquire from the Seller, and the Seller desires to sell to the Company, all of the Pepin Shares in exchange for the issuance by the Company of an aggregate of two million five hundred thousand (2,500,000) shares (the "Company Shares") of the Company's common stock, par value $.02 per share .(the "Company Common Stock"), on the terms and conditions set forth below.

     These shares shall be restricted under Rule 144 of the Securities Acts.

     NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:

                                    ARTICLE I

                               EXCHANGE OF SHARES

     1.1 Exchanize of Shares. Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined) (a) the Company shall issue and deliver to Seller two million five hundred thousand (2,500,000) shares of authorized but unissued shares of Company Common Stock, and (b) Seller agrees to deliver to the Company, 50,000 Pepin Shares along with an appropriately executed stock power endorsed in favor of the Company. The subject transaction shall be accepted by all parties as a taxfree merger pursuant to Section 368 of the Internal Revenue Code.

     1.2 li@me and Place ofclosing. The closing of the transactions contemplated hereby (the "Closing") shall take place at the oitices of The Kirshner Law Finn, Suite 3360, Bank One Center, 100 North Broadway, Oklahoma City, on April 17th, 2000 (the "Closing Date") at 10:00 A.M., or at such other time and place as the Company and the Seller may agree.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to Seller that:

     2.1 Due Orizanization and Oualification, Subsidiaries: Due Authorization.

     (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation, with full corporate power and authority to own, lease

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and  operate  its  respective  business  and  properties  and  to  carry  on its respective business in the places and in the manner as presently conducted or proposed to be conducted. The Company is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of the Company taken as a whole.

     (b) The Company does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity.

     (c) The Company has all requisite corporate power and authority to execute and deliver this Agreemen@ and to consummate the transactions contemplated hereby and thereby. The Company has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.


     2.2 No Conflicts or Defaults. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the Certificate of Incorporation or By-laws of the Company or (b) with or without the giving of notice or the passage of time and subject to obtaining such consents prior to the Closing as are set forth in
Item 2.2 of the Disclosure Schedule, (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenan@ agreemen@ mortgage, indenture, lease, instrument, permit or license to which the Company is a party or by which the Company or any of their respective assets are bound, or any judgment, order or decree, or any law, rule or regulation to which the Company or any of their respective assets are subjec@ (ii) result in the creation of, or give any party the right to create, any lien, charge, encumbrance or any other right or adverse interest ("Liens") upo any of the assets of the Company, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreemen@ arrangement or commitment to which the Company is a party or by which the Company or any of the Subsidiaries or any of their respective assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, the Company or any of the Subsidiaries is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or conunitinent to which it is a party.

     2.3 Captitalization

     (a) The authorized capital stock of the Company immediately prior to giving effect to the transactions contemplated hereby consists of 50,000,000 shares of Common Stock of which 1 1,83 0,000 shares are issued and outstanding as of the date hereof and 10,000,000 shares of Preferred Stock of which zero (0) shares are issued and outstanding as of the date hereof. All of the outstanding shares of Common Stock are, and the Company Shares when issued in accordance with the terms hereof, will be, duly authorized, validly issued, ftilly paid and nonassessable, and have not been or, with respect to the Company Shares, will not be issued in violation of any preemptive right of stockholders. All outstanding shares of the Company capital stock were issued in compliance with all applicable federal and state laws. The Company Shares are not subject to any preemptive or subscription righ@ any voting trust agreement or other contract, agreemen@ arrangement, option, warrant, call, commitment or other right of any character obligating or entitling the Company to issue, sell, redeem or repurchase any of its securities, and there is no outstanding


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security of any kind  convertible  into or  exchangeable  for Common Stock.  The offers and sales of all the Company's outstanding securities were at all relevant times either registered under the Securities Act and the applicable state securities or Blue Sky laws, or exempt from such registration pursuant to the exemption claimed therefor.

     (b) Except as set forth on Schedule 2.3 of the Disclosure Schedule, there is no commitment, plan, or arrangement to issue, and there is no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of the Company or its Subsidiaries or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company or its Subsidiaries. No person has any preemptive rights to purchase securities of the Company or its Subsidiaries. No holder of any of the Company's or Subsidiaries' securities has any rights, "demand," to piggyback" or otherwise, to have such securities registered or to demand the filing of a registration statement.

     2.4 (a) Financial Statements. Exhibit 1A to the Disclosure Schedule contains the Company Form IO-QSB for the quarter ended December 31, 1999, (such statements being the "Company Financial Statements"). The Financial Statements, together with the notes thereto, have been prepared in accordance with generally accepted accounting principles applied on a basis consistent throughout all periods presented, subject toauditadjustments,whicharenotexpectedtobematerial. Suchstatementspresentfairiythefinancialposition of the Company as of the dates and for the periods indicated. The books of account and other financial records of the Company have been maintained in accordance with good business practices.


     (b) Reserve Reports. Exhibit 1B, latest reserve reports on Company oil and gas properties.


     2.5 Further Financial Matters.

     (a) The Company has no material liabilitie or obligations, whether secured or unsecured, accrued, determined, absolute or contingent asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles, but which are not reflected in the Financial Statements.

     (b) Except as set forth in the Financial Statements, the Company does not have any, direct or indirect, indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, fixed orunfixed, Choate or inchoate, liquidated or unliquidated, secured orunsecured, accrued, absolute, contingent or therwise.

     2.6 Taxes. The Companyhas filed all United States federal, state, county, local and foreign national, provincial and local returns and reports which were required to be filed on or prior to the date hereof in respect ofall income, withholding, franchise, payroll, excise, property, sales, use, value-added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever (together, "Taxes"), and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, flnes and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of the Company and adequate reserves therefor have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflectjudginents made by the Company or a Subsidiary, as the case may be, suchjudgtnents were reasonable under the circumstances) and complete in all material respects. No extension for the filing of any such return or report is currently in effect. No tax return or tax return liability of the Company or any Subsidiary has been audited or is


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presently  under audit.  All taxes and any  penalties,  fines and interest which have been asserted to be payable as a result of any audits have been paid. Except as indicated in Item 2.6 of the Disclosure Schedule, the Company has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending or, to the knowledge of the Company, threatened, against the Company for past due Taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of the Company including without limitation, amounts payable pursuant to the Federal Insurance Contributions Act, have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of the Company and in the Financial Statements.

     2.7 Indebtedness. Contracts. No Defaults

     (a) Item 2.7 of the Disclosure Schedule sets forth a true, complete and correct list of all material instruments, agreements, indentures, mortgages, guarantees, notes, conunitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which the Company is a party (collectively, the "Operating Agreements"). An agreement shall not be considered material for the purposes of this Section 2.7(a) if it provides for expenditures or receipts of less than $5,000 and has been entered into by the Company in the ordinary course of business. The Operating Agreements constitute all of the contracts, agreements, understandings and arrangements required for the operation of the business of the Company and the Subsidiaries or which have a material effect thereon. Copies of all such material written Operating Agreements have previously been delivered orotherwise made available to the Seller and such copies are true, complete and correct as of the dat hereof.

     (b) Neither the Company, nor, to the Companys knowledge, any other person or entity is in breach in any material respect of, or in default in any material respect under, any material contract agreemen@ arrangement commitment or plan to which the Company is a party, and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a material breach or material default by the Company or, to the knowledge of the Company, any other person or entity. The Company has not received any notice of default under any contract agreemen@ arrangement conunitment or plan to which it is a party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereol

     2.8 Personal Property. The Company has good and marketable title to all of its tangible personal property and assets, including, without limitation, all ofthe assets reflected in the Financial Statements that have not been disposed of in the ordinary course of business since December 31, 1999, free and clear of all Liens or mortgages, except for any Lien for current taxes not yet due and payable and such restrictions, if any, on the disposition of securities as may be imposed by federal or applicable state securities laws.

     2.9 Real Property. Item 2.9 of the Disclosure Schedule sets forth a true and complete list of all real property owned by, or leased or subleased by or to, the Company and its Subsidiaries (the "Company Real Property"). Each lease to which the Company is a party is valid, binding and in fWl force and effect with respect to the Company, as the case may be, and, to the knowledge of the Company no notice of default or termination under any such lease is outstanding.


     2.10 Compliance with Law.

     (a) The Company is not conducting its respective business or affairs in material violation of any applicable federal, state or local law, ordinance rule, regulation, court or administrative order, decree



                                     74


or process, or any requirement of insurance carriers. The Company has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

     (b) The Company is in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations relatitig to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that the Company has reason to believe are likely to give rise to any material liability or other obligations of the Company under any environmental laws.

     2.11 Permits and Licenses. The Company has all certificates of occupancy rights, permits, certificates, licenses, franchises, approvals and other aufliorizations as are reasonably necessary to conduct its respective business and to own, lease, use, operate and occupy its assets, at. the places and in the manner now conducted and operated, except those the absence ofwhich would not materially adversely affect its respective business. As of the date hereof, the Company has not received any written or oral notice or claim pertaining to the failure to obtain any material penni@ certificate, license, approval or other authorization required by any federal, state or local agency or other regulatory body, the failure of which to obtain would materially and adversely affect its business.


     2.12 Ordinary Course. Since December 3l, 1999, the Company has conducted its business, maintained its real property and equipment and kept its books of accoun@ records and files, substantially in the same manner as previously conducted, maintained or kept and solely in the ordinary course; it being understood and acknowledged that the Company has not had any substantial operations for some time.

     2.13 No Adverse Changes. Since December 3l, 1999, there has not been (a) any material adverse change in the business, prospects, the financial or other condition, or the respective assets or liabilities ofthe Company as reflected in the Financial Statements, (b) any material loss sustained by the Company or any Subsidiary, including, but not limited to any loss on account of thef@ fird, flood, explosion, accident or other calamity, whether or not insured, which has materially and adversely interfered, or may materially and adversely interfere, with the operation ofthe Company's business, or (c) to the best knowledge ofthe Company, any even@ condition or state of facts, includin& without limitation, the enactment, adoption or promulgation of any law, rule or regulation, the occurrence of which materially and adversely does or would affect the results of operations or the business or financial condition of the Company; it being understood and acknowledged that the Company has not had any substantia operations for some time.

     2.14 Litigation. (a) There is no claim, dispute, action, sui@ proceeding or investigation pending or, to the knowledge of the Company, threatened, against or affecting the business of the Company, or challenging the validity or propriety of the transactions contemplated by this Agreemen@ at law or in equity or admiralty or before any federal, state, local, foreign or other govenunental authority, board, agency, commission or instrumentality, nor to the knowledge of the Company, has any such claim, dispute, action, suit proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof; (b) there is no outstandingjudgment order, wri@ ruli'ng, injunction, stipulation or decree ofany court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of the Company; and (c) the Company has not received any written or verbal inquiry from any federal, state,' local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.



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


     2.15 Certificate of Incorporation and By-laws, Minute Books. The copies of the Certificate of Incorporation and By-laws (or similar governing documents) of the Company, and all amendments to each are true, correct and complete. The nlinute books of the Company contain true and complete records of all meetings and consents in lieu of meetings of their respective Board of Directors (and any committees thereof), or similar governing bodies, since the time of their respective organization. ne stock books of the Company and each Subsidiary are true, correct and complete.

     2.16 Employee Benefit Plans. The Company does not maintain, nor has the Company maintained in the pas@ any employee benefit plans ("as defined in
Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"),or any plans, programs policies, practices, affangements or contracts (whether group or individual) providing for payments, benefits or reimbursements to employees of the Company, former employees, their beneficiaries and dependents under which such employees, former employees, their beneficiaries and dependents are covered through an employment relationship @ with the Company, or any entity required to be aggregated in a controlled group or affiliated service group with the Company for purposes of FRISA or the Internal Revenue Code of 1986 (the "Code") (including, without limitation, under Section 414(b)., (c),
(m) or (o) of the Code or Section 4001 of ERISA, at any relevant time ("Benefit Plans").

     2.17 Patents: Trademarks and Intellectual EMpMRigbts. The Companyowns orpossesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, Internet web site(s), proprietary rights and processes necessary for its business as now conducted without any conflict with or infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing, and neither the Company is bound by, or a party to, any options, licenses or agreements ofany kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity.


     2.18 Brokers. Except as set forth on Schedule 2.18, all negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Company directly with the Seller without the intervention of any Person on behalf of the Company in such a manner as to give rise to any valid claim by any Person against any Seller for a findees fee, brokerage commission or similar payment.

     2.19 actions.

     (a) Neither the Company nor any officer, director or employee of the Company (or any of the relatives or Affiliates of any of the aforementioned Persons) is a party to any agreement contract, commitment or transaction with the Company or affecting the business of the Company, or has any interest in any property, whether real, personal or mixed, or tangible or intangible, used in or necessary to the Company which will subject the Seller to any liability or obligation from and atler the Closing Date.

     (b) (i) The Company has no indebtedness due from its respective officers, directors or stockholders or any oftheir respective relatives or affiliates, or
(ii) none ofthe officers, directors or stockholders of the Company or their respective relatives or affiliates has any claim against the Company.

     2.20 Registration Rights. The Company agrees that in the event the Company files a Registration Statementwith the United States Securities and Exchange Commission ("SEC") wherein the Company registers any of its shares of common stock, the Company shall cause to be registered as a part of the shares being


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

registered pursuant to the said registration statement all shares of common stock of the Company which are owned by the Sellers. The said shares of Sellers shall be registered by the Company, as part of the Company's registration of shares with the SEC, at no cost to Sellers.

     2.21 No Regulatory Problems. The Company (i) has not filed a registration statement which is the subject of any proceeding or examination under Section 8 of the Securities Act or is not the subject of any refusal order or stop order thereunder; (ii) is not subject to any pending proceeding under Rule 258 of the Securities Act or any similar rule adopted under Section 3(b) of the Securities Ac4 or to an order entered thereunder; (iii) has not been convicted of any felony or misdemeanor in connection with the purchase or sale of any security or involving the making of any false filing with the Commission; (iv) is not subject to any order, judgment or decree of any court of competentjurisdiction temporarily, preliminary or permanently restraining or enjoining, the Company from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the Commission; and (v) is not subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code; or a temporary restraining order or preliminary injunction entered under
Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code. To its knowledge, none of the Company's directors, officers, or beneficial owners of five percent or more of any class of its equity securities (i) has been convicted of any felony or misdemeanor in connection with the purchase or sale of any security, involving the making ofa false filing with the Commission, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor; (ii) is subject to any order, judgtnen4 or decree of any court of competentjurisdiction temporarily or preliminary enjoining or restraining, or is subject to any order, judgment or decree of any court of competent jurisdiction, permanently enjoining or restraining such person from engaging in, or continuing, any conduct or practice in connection with the purchase or sale of any security involving the making of a false filing with the Commission, (iii) is subject to an order ofthe Commission entered pursuant to
Section 15(b), 15B(a), or 15B(c) of the Securities Exchange Act of 1934, as amended (" 1934 Act"), or is subject to an order of the Commission entered pursuant to Section 203(e) or (f) of the Investment Advisers Act of 1940; (iv) has been suspended or expelled from membership in, or suspended or barred from association with a member of, an exchange registered as a national securities exchange pursuant to Section 6 of the 1934 Ac4 an association registered as a national securities association under Section 15A of the 1934 Ac4 or a Canadian securities exchange or association for any act or omission to act constituting conduct inconsistent with just and equitable principles oftrade; or (v) is subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code; or is subject to a restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code.

     2.22 Miscellaneous. The representations and warranties made by the Company in this Agreement and the Additional Agreements and the statements made by or on behalf of the Company in any certificate, document or exhibit furnished in connection with the transactions contemplated hereby or thereby or in any public filing with any regulatory agency, do not contain any untrue statement of a material fact or omit to state any material fact necessary in orderto make such representations or warranties or other such statements, in light of the circumstances under, and at the time a4 which they were made, not false or misleading.

ARTICLE III

                  REPRESEATIOINS AND WARRANTIES OF THE SELLER

     Seller represents and warrants to the Company that:



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



     3.1 Due Organization and Qualification, Subsidiaries, Due Authorization.

     (a) Pepin Oil Company, Inc. ("Pepin') is a corporation duly incorporated, validly existing and in good standing under the laws of itsjurisdiction of formation, with full corporate power and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted. Pepin is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of Pepin taken as a whole.

     (b) Except for its wholly or partially owned subsidiaries and as may be set forth in schedule 3. 1, Pepin does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity.

     (c) Pepin and the Seller each has all requisite power and authority to execute and deliver this Agreemen@ and to consummate the transactions contemplated hereby and thereby. Pepin and the Seller each has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of each of Pepin and the Seller, enforceable against each of Pepin and the Seller in accordance with its respective terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion ofthe court before which any proceeding thereformay be brought.


     3.2 No Conflicts or Defaults. Except as set forth in schedule 3.2, the execution and delivery of this Agreement by the Seller and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the Certificate of Incorporation or By-laws of Pepin or the governing documents of any Seller, if applicable, or (b) with or without the giving of notice or the passage of time, (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreemen@ mortgage, indenture, lease, instrument permit or license to which Pepin or any Seller is ' a party or by which Pepin or any Seller or any oftheir respective assets are bound, or anyjudgment order or decree, or any law, rule orregulation to which Pepin or any Seller or any of their respective assets are subject (ii) result in the creation of, or give any party the right to create, any Lien upon any of the assets of Pepin, (iii) terminate or give any party the right to terminate, atnend, abandon or refuse to perform, any material agreement arrangement or commitment to which Pepin is a party or by which Pepin or any of its assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or t ' he terms under which, Pepin is to perform any duties or obligations or receive any rights or benefits under any material agreement arrangement or commitment to which it is a party.

     3.3 Capitalization. The authorized capital stock of Pepinimmediatelypriortogivingeffect to the transactions contemplated hereby consists of 50,000 shares ofcommon Stock, $ 1.00 par value per share, of which 50,000 shares are issued and outstanding as of the date hereof. All of the outstanding shares of Pepin Common Stock are, and Pepin Shares when transferred in accordance.with the terms hereof, will be, duly authorized, validly issued, fully paid and nonassessable, and have not been or, with respect to Pepin
Shares, will not be transferred in violation of any rights ofthird parties. Except as set forth in schedule 3.3 the Pepin Shares are not subject to any preemptive or subscription right, any voting trust agreement or other contract agreement, arrangement option, warrant call, commitment or other right of any character obligating or entitling Pepin to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind


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



  convertible into or exchangeable for Common Stock.

     3.4 Financial Statements. Exhibit 2 to the Disclosure Schedule contains copies of Pepin's financial statements for the year ended December 31, 1999, (all such statements being the "Pepin Financial Statements"). Pepin's Financial Statements, together with the notes thereto, have been prepared in accordance with good business practices on an exploration and production basis applied on a basis consistent throughout all periods presented, subject to general ledger adjustments, which are not expected to be material. Such statements present fairly the financial position of the Company as of the dates and for the periods indicated. The books of account and other financial records of the Company have been maintained in accordance with good business practices.

     3.5 Further Financial Matters. Except with reference to the "Oklahoma Opportunity" described in Exhibit hereto, and other financial matters set forth on Schedule 3.5 (to include at least but limited to (i) Pepin Distributing Company, $400,000 (taken out in February, 2000); (ii) Pepin Distributing Company $300,000 secured loan (iii) Secured Financial Guarantee under $100,000. Pepin has no other material liabilities or obligations than as reflected on the Financial Statements, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles. The Oklahoma Opportunity consists of a working interest in a number of central Oklahoma leaseholds, some of which now produce or are under development. Pepin's interest is subject to a loan from Stillwater National Bank in the present amount of $3,900,000. Seller agrees to provide necessary funding to continue in all desirable operations in the
Oklahoma Opportunity thru September 30, 2000 an amount up to $4,000,000 contingent upon shares of Company being accepted as collateral by the bank lender under normal banking practices based upon 500le of Market Value of Rule 144 stock. Notwithstanding the foregoing, the Company undertakes the obligation to pay offorprovide substituted collateral to StillwaterNational Bank, orother lender, of the obligation(s) representing financing for the Joint Interest Billings arising in the Oklahoma Opportunity. If, by December 31, 2000, the Company has not caused the release and return of the Seller's shares, the Company shall issue 2,500,000 new shares of authorized and unissued capital to Sellers which Seller shall use to replace their shares at the bank. When the JIB loans are fully paid or the substitute collateral is otherwise released, the new shares shall be cancelled. At its election the Company may offer the bank any other collateral which the Bank finds acceptable, but the Bank shall, at any time, retain its liens on the Working Interest and proceeds thereof.

     3.6 Taxes. Pepin has filed all United States federal, state, county, local and foreign national, provincial and local tax returns and reports which were required to be filed on or prior to the date hereof, and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of Pepin and adequate reserves therefor have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by Pepin, such 'udgtnents were reasonable under the circumstances) and complete in all material respects. Except as for 1999 year end, no extension for the filing of an such return or report is currently in effect. Except for years through 1997, which was audited with no chage, other than for J. Paul Pepin to take a $3000 per month salary, no tax return or tax return liability of Pepin has been audited or, presently under audit. All taxes and any penalties, fines and interest which have been asserted to be payable as a result of any audits have been paid. Pepin has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending or, to the knowledge of Pepin, threatened, against

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



Pepin for past due Taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of Pepin, have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of Pepin.

     3.7 Indebtedness; Contracts; No Defaults.

     (a) Item 3.6 of the Disclosure Schedule sets forth a true, complete and correct list of all material instruments, agreements, indentures, mortgages, guarantees, notes, commitments ' accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which Pepin is a party (collectively, the "Pepin Operating Agreements"). An agreement shall not be considered material for the purposes of this Section 3.7(a) if it provides for expenditures or receipts of less than $ 1 0,000 and has been entered into by Pepin in the ordinary course of business. The Pepin Operating Agreements constitute all of the contracts, agreements, understandings and arrangements required for the. operation of the business of Pepin or which have a material effect thereon. Copies of all such material written Pepin Operating Agreements have previously been delivered or otherwise made available to the Company and such copies are true, complete and correct as of the date hereof.

     (b) Except as disclosed in Item 3.6 of the Disclosure Schedule, neither Pepin, nor, to PepiWs knowledge, any other person or entity is in breach in any material respect of, or in default in any material respect under, any material contrac@ agreement arrangement commitment or plan to which Pepin is a party, and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a material breach or material default by Pepin or, to the knowledge of Pepin, any other person or entity. Pepin has not received any notice ofdefault under any contrac@ agreemen@ arrangement, commitment or plan to which it is a party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof.

     3.8 Personal Property. Pepin has good and marketable title to all of its tangible personal property and assets, free and clear of all Liens or mortgages, except for any Lien for current taxes not yet due and payable and such restrictions, if any, on the disposition of securities as may be imposed by federal or applicable state securities laws. -


     3.9 Real Property.


     (a) Item 3.8 of the Disclosure Schedule sets forth a true and complete list of all real property owned by, or leased or subleased by or to, Pepin (the "Pepin Real Property").

     (b) Except as set forth in Item 3.8 of the Disclosure Statemen@ each lease to which Pepin is a party is valid, binding and in full force and effect with respect to Pepin, and, to the knowledge of Pepin, all other parties thereto; no notice of default or termination under any such lease is outstanding.

     3.10 Compliance with Law.

     (a) Pepin is not conducting its respective business or affairs in material violation of any applicablefederal, state or local law, ordinance, rule, regulation, courtoradministrative order, decree or process, or any requirement of insurance carriers. Pepin has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

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



     (b) Pepin is in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of Pepin, threatened against Pepin that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that Pepin has reason to believe are likely to give rise to any material liability or other obligations of Pepin under any environmental laws.

     3.11 Permits and Licenses. Except as set forth in Item 3.10 of the Diselosure Schedule, Pepin has all certificates of occupancy, rights, pen-nits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct its respective business and to own, lease, use, operate and occupy its assets, at the places and in the manner now conducted and operated, except those the absence of which would not materially adversely affect its respective business. Except as set forth in Item 3. 1 0 of the Disclosure Schedule, as ofthe date hereof, Pepin has not received any written or oral notice or claim pertaining to the failure to obtain any material perini@ certificate, license, approval or other authorization required by any federal, state or local agency or other regulatory body, the failure of which to obtain would materially and adversely affect its business.


     3.12 Since December 31, 1999, Pepin has conducted its business, maintained its real property and equipment and kept its books of accoun@ records and files, substantially in the same manner as previously conducted, maintained or kept and solely in the ordinary course; it being understood and acknowledged that Pepin has been substantially reducing its.operations for some time.

     3.13 No Adverse Changes. Since December 31, 1999, there has not been (a) any material adverse change in the business, prospects, the financial or other condition, or the respective assets or liabilities of Pepin, (b) any material loss sustained by Pepin, including, but not limited to any loss on account of thek fire, flood, explosion, accident or other calamity, whether or not insured, which has materially and adversely interfered, or may materially and adversely interfere, with the operation of Pepin's business, or (e) to the best knowledge ofpepin, any even@ condition or state offacts, including, without limitation, the enactmen@ adoption or promulgation of any law, rule or regulation, the occurrence ofwhich materially and adversely does or would affect the results of operations or the business or financial condition of Pepin.


     3.14 Litigation. (a) There is no claim, dispute, action, suit proceeding or investigation pending or, to the knowledge of Pepin, threatened, against or affecting the business ofpepin, or challenging the validity or propriety of the transactions contemplated by this Agreemen@ at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of Pepin, has any such claim, dispute, action, suit proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof; (b) there is no outstanding judgment order, writ ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business ofpepin; and (c) Pepin has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation ofany law, rule or regulation or any matter disclosed in respect of its business.

     3.15 Insurance. Pepin maintains insurance against all risks customarily insured against by companies in its industry. All such policies are in full force and effect, and Pepin has not received any notice from any insurance company suspending, revoking, modifying or canceling (or threatening such action) any insurance policy issued to Pepin.


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



     3.16 The copies of the Certificate of Incorporation and By-laws (or similar governing documents) of Pepin, and all amendments to each are true, correct and complete. The minute books of Pepin contain true and complete records of all meetings and consents in lieu of meetings of their respective Board of Directors (and any committees thereof), or similar governing bodies, since the time oftheir respective organization. The stock books of Pepin are true, correct and complete.

     3.17 Employee Benefit Plans. Pepin does not maintain, nor has Pepin maintained in the pas@ any employee benefit plans ("as defined in Section 3(3) of the "ERISA"), or any plans, programs, policies, practices, arrangements or contracts (whether group or individual) providing for payments, benefits or reimbursements to employees ofpepin, former employees, their beneficiaries and dependents under which such employees, former employees, their beneficiaries and dependents are covered through an employment relationship with Pepin or any entity required to be aggregated in a controlled group or affiliated service group with Pepin for purposes of ERISA or the Internal Revenue Code of 1986 (the "Code") (including, without limitation, under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA, at any relevant time ("Pepin Benefit Plans").

     3.18 Patents, Trademarks and Intellectual Prope!V Ri2hts. Pepin owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, infon-nation, Internet web site(s) proprietary rights and processes necessary for its business as now conducted without any conflict with or infringement of the rights of others. 'Mere are no outstanding options, licenses or agreements of any kind relating to the foregoing, and Pepin is not bound by, or a party to, any options, licenses or agreements ofany kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity.

     3.19 Brokers. Except as set out in Schedule 3.19, all negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by Pepin directly with the Seller without the intervention of any Person on behalf of Pepin in such a manner as to give rise to any valid claim by any Person against any Seller for a findees fee, brokerage commission or similar payment.


     3.20 Subsidiaries. Except as listed in Schedule 3.20, Pepin has no Subsidiaries.

     3.21 Purchase for Investment

     (a) Seller is acquiring the Company Shares for investment for Sellees own account and not as a nominee or agen@ and not with a view to the resale or distribution of any part thereof, and Seller has no present intention of selling, granting any participation in, or otherwise distributing the same. Except for 5% of shares to Bruce Scambler, the Seller further represents that he does not have any contract undertaking, agreement or arrangement with any person to sell, transfer or grant a participation to such person or to any third person, with respect to any of the Company Shares.

     (b) Seller understands that the Company Shares are not registered under the Act on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on Sellees representations set forth herein. Seller is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Act.

     3.22 Investment Experience. Seller acknowledges that he can bear the economic risk of its



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

investment and has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment in the Company Shares.

     3.23 Information. The Seller has carefully reviewed such information as Sel er deemed necessary to evaluate an investment in the Company Shares. To the full satisfaction of Seller, he has been furnished all materials that he has requested including Reserve Reports on current properties relating to the Company and the issuance of the Company Shares hereunder, and Seller has been afforded the opportunity to ask questions of representatives of the Company to obtain any information necessary to verify the accuracy of any representations or information made or given to the Seller. Notwithstanding the foregoin& nothing herein shall derogate from or otherwise modify the representations and warranties of the Company set forth in this Agreemen@ on which Seller has relied in making an exchange of the Pepin Shares for the Company Shares.

     3.24 Restricted Securities. Seller understands that the Company Shares may not be sold, transferred, or otherwise disposed of without registration under the Act or an exemption therefrom, and that in the absence ofan effective registration statement covering the Company Shares orany available exemption from registration under the Ac@ the Company Shares must be held indefinitely. Seller is aware that the Company Shares may not be sold pursuant to Rule 144 promulgated under the Act unless all of the conditions ofthat Rule are met. Among the conditions for use of Rule 144 may be the availability ofcuffent information to the public about the Company. The Company will use its best efforts to make available current public information to present the shares to be sold pursuant to Rule 144.


     3.25 Financial Condition The Seller agrees to produce within 45 days after closing, Audited Financial Statements of Pepin for the year ended December 31, 1999, consistent with the Financial Statements attached as Exhibit . Should Pepin, Inc. fail to produce such audited financial statements, Company may instruct Company auditors at Pepin's cost.


     3.26 Issuance ofshares to Emplaees. Certain employees ofthe Company shall, subsequent to the merger, be issued common shares, which issuance shall be limited as follows:


     (a) Such issuances, ifany, shall be agreed to by the board ofdirectors ofthe company.

     (b) J. Paul Pepin to be elected a a member ofboard of Directors for as long as Sellers hold either 1,000,000 shares and/or has pledged shares at a financial institution for benefit of Company.

     (c) Anti-Dilution. Not more than 25% of cur-rent number of Company shares may be issued without consent of Sellers up to December 31, 2000.

                                   ARTICLE IV

                                INDEMNIFICATION


     4.1 Indemnity of Seller. The Company agrees to defend, indemnify and hold harmless Seller from and agains@ and to reimburse Seller with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attomeys'fees and disbursements, asserted againstor incurred by Seller by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement made by the Company or in any document or certificate delivered by the Company pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.




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



     4.2 Indemnity of the Company. Seller agrees to defend, indemnify and hold hartnless the Company from and agains@ and to reimburse the Company with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, asserted against or incurred by the Company by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement and made by Seller or in any document or certificate delivered by Seller pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

     4.3 Indemnification Procedure. A party (an "Indemnified Party")seeking indemnirication shall give prompt notice to the other party (the "Indemnifying Party) of any claim for indemnification arising under this Article 4. The Indemnifying Party shall have the right to assume and to control the defense of any such claim with counsel reasonably acceptable to such Indemnified Party, at the Indemnifying Party's own cost and expense, including the cost and expense ofreasonable attorneys fees and disbursements in connection with such defense, in which event the Indemnifying Party shall not be obligated to pay the fees and disbursements of separate counsel for such in such action. In the event however, that such Indemnified Party's legal counsel shall determine that defenses may be available to such Indemnified Party that are different from or in addition to those available to the Indemnifying Party, in that there could reasonably be expected to be a conflict of interest if such Indemnifying Party and the Indemnified Party have common counsel in any such proceeding, or if the Indemnified Party has not assumed the defense of the action or proceedings, then such Indemnifying Party may employ separate counsel to represent or defend such Indemnified Party, and the Indemnifying Party shall pay the reasonable fees and disbursements of counsel for such Indemnified Party. No settlement of any such claim or payment. in connection with any such settlement shall be made without the prior consent of the Indemnifying Party which consent shall not be unreasonably withheld.



                                  MISCELLANEOUS

     5.1  Survival  of   RepLesentations,   Warranties   and   Am-eements.   All
representations and warranties and statements made by a party to in this Agreement or in any document or certificate delivered pursuant hereto shall survive the Closing Date until one year from the Closing Date. -

     5.2 Notice. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

                  If to the Company:        Power Exploration
                                            5416 Birchman Avenue
                                            Fort Worth, Texas 76107


                  If to the Seller:         Pepin Oil Company
                                            P.O. Box 1936
                                            Stillwater, Ok


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



     5.3 Entire Agreement. This Agreement the Disclosure Schedule and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in par@ except by a writing signed by each of the parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.


     5.4 Successors and Assigns. This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any righ@ remedy or benefit upon any other person. This Agreement may not be assigned by any party hereto except with the prior written consent of the other parties, which consent shall not be unreasonably withheld.


     5.5 Governing Law. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of Nevada, except for matters arising under the Act without reference to principles of conflicts of law. Each of the parties consents to thejurisdiction of the federal courts whose districts encompass any part ofthe State ofnevada in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of such proceeding in suchjurisdictions. Each party hereby agrees that if another party to this Agreement obtains ajudgment against it in such a proceeding, the party which obtained suchjudginent may enforce same by sunnnaryjudginent in the courts of any country havingjurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such ajudgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

     5.6 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     5.7 Construction. Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to Articles, Sections and Exhibits are to the articles, sections and exhibits, respectively, of this Agreement. The Disclosure Schedule is hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

     5.8 Severabiliiy. Ifany provision ofthis Agreement is held to be invalid or unenforceable by a court of competentjurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

     5.9 Good Faith and Fair Dealings: Company and Seller agree to deal fairly with each other and to negotiate in good faith in connection with this transaction, and the closing ofthis transaction. Company and Sellers mutually represent that they have and will continue to deal with the other in good faith in connection with all matters relating to this agreement.

         IN WITNESS WHEREOF each of the parties hereto has executed this Agreement as of the date first set forth above.



Power Exploration Company


/s/ Joe Bill Bennett
-----------------------
By:
Title:  President


The Sellers of
Pepin Oil Company, Inc.


/s/ J. Paul Pepin
-----------------------
J. Paul Pepin



-----------------------
Art Pepin



-----------------------
Jill Pepin



-----------------------
Pam Bass



-----------------------
Tom Pepin



                                    86